Exhibit 10.1

THE PANTRY, INC.

1999 Stock Option Plan

(As amended September 24, 2004)

Section 1. Description of Plan. This is the 1999 Stock Option Plan (the “Plan”) of The Pantry, Inc., a Delaware corporation (the “Company”). Under this Plan, officers, key employees and consultants of the Company or any of its subsidiaries and members of the board of directors of the Company or any of its Subsidiaries, to be selected as set forth below, may be granted options (“Options”) to purchase shares of the common stock, par value $.01, of the Company (“Common Stock”). For purposes of this Plan, the term “subsidiary” means any directly or indirectly majority or wholly-owned entity of the Company (individually, a “Subsidiary” and collectively, the “Subsidiaries”). It is intended that the Options under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and be designated “Incentive Stock Options” or not qualify for such treatment and be designated “Nonqualified Stock Options.” Incentive Stock Options may only be granted to employees.

Section 2. Purpose of Plan. The purpose of the Plan and of granting Options to specified persons is to further the growth, development and financial success of the Company and its Subsidiaries by providing additional incentives to certain officers, key employees, consultants and members of the board of directors of the Company or its Subsidiaries. By assisting such persons in acquiring shares of Common Stock, the Company can ensure that such persons will themselves benefit directly from the Company’s and its Subsidiaries’ growth, development and financial success.

Section 3. Eligibility. The persons who shall be eligible to receive grants of Options under the Plan shall be the directors, officers, key employees and consultants of the Company and the Subsidiaries; provided that bona fide services shall be rendered to the Company or its Subsidiaries by such consultant and such services shall not be rendered in connection with the offer and sale of securities in a capital-raising transaction. Consultants as well as directors who are not also employees of the Company are not eligible to receive Incentive Stock Options. A person who holds an Option is herein referred to as a “Participant,” and more than one Option may be granted to any Participant. The aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant in any calendar year under this Plan and any other Incentive Stock Option plans of the Company or any Subsidiary shall not exceed $100,000.

Section 4. Administration.

(a)	The Plan shall be administered by the board of directors of the Company (the “Board”) or, at the Board’s option, a committee of the Board (either the Board or such committee, the “Committee”). Members of the Committee shall be appointed, both initially and as vacancies occur, by the Board to serve at the pleasure of the Board. To the extent possible and advisable, the Committee may be constituted so as to permit this Plan to comply with Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 162(m) of the Code. The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A writing signed by all of its members shall constitute the decision of the Committee without the necessity, in such event, for holding an actual meeting.

(b) The Committee is authorized and empowered to administer the Plan and, subject to the Plan, (i) to select the Participants, to determine the number of shares of Common Stock which may be purchased and in general to grant Options; (ii) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner not inconsistent with the Plan, which terms and conditions need not be identical as to the various Options granted; (iii) to determine which Options are to be Incentive Stock Options and which Options are to be Nonqualified Stock Options; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules relating to the Plan; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to determine the rights and obligations of Participants under the Plan; (viii) to specify the purchase price to be paid by Participants for shares of Common Stock; (ix) to accelerate the time during which an Option may be exercised in accordance with the provisions of Section 16 hereof, and to otherwise accelerate the time during which an Option may be exercised in each case notwithstanding the provisions in the Option Agreement (as defined in Section 13) stating the time during which it may be exercised; (x) to extend the period of time during which a Nonqualified Option may be exercised (e.g. following termination of employment) and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, conclusive and binding. Except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the state of Delaware, as the same exists or may hereafter be amended, no member of the Committee shall be liable for any action or determination made with respect to the Plan or any Option granted hereunder.

Section 5. Shares Subject to Plan. The aggregate number of shares of Common Stock for which Options may be granted pursuant to the Plan shall be 4,707,505 subject to adjustment as provided in Section 11 hereof. Up to the full number of said shares may be subject to Incentive Stock Options granted hereunder. The maximum number of shares that may be subject to Options granted to a single Participant is 1,785,000, subject to adjustment as provided in Section 11 hereof. The number of shares of Common Stock which may be purchased by a Participant upon exercise of each Option shall be determined by the Committee and set forth in each Option Agreement. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full, or in the event that any shares of Common Stock acquired pursuant to the Plan are reacquired by the Company at the original purchase price, (a) any shares of Common Stock which have not been purchased or (b) the shares of Common Stock reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan. Notwithstanding the preceding sentence, shares subject to a terminated option shall continue to be considered to be outstanding for purposes of determining the maximum number of shares that may be issued to a single Participant. Similarly, the repricing of an Option will be considered the grant of a new Option for this purpose.

Section 6. Option Price. Except as provided in Section 12 hereof, the purchase price per share (the “Option Price”) of the shares of Common Stock underlying each Option shall not be less than 100 percent of the fair market value of such shares on the date of grant of the Option; provided that with respect to any Option the Committee may provide that the Option Price increases over time; provided further, that if the Participant is a ten percent (10%) stockholder of the Company determined in accordance with the constructive ownership rules of Section 424(a) of the Code at the time such Participant is granted an Incentive Stock Option, the Option Price shall be not less than 110 percent of said fair market value. Fair market value shall be determined by the Committee (i) if the Company’s securities are traded on a national securities exchange or on the Nasdaq System (or a similar successor system), on the basis of the reported closing sales price on such date or, in the absence of a reported sales price on such date, on the basis of the average of the reported closing bid and asked price on such date; provided that if such exchange or system is closed on the date of grant fair market value shall be determined based on the immediately preceding trading day, or (ii) in the absence of both a reported sales price and a reported bid and asked price under clause (i), the Committee shall determine such fair market value on the basis of such evidence as it deems appropriate in its sole discretion.

Section 7. Restrictions on Grants; Vesting of Options. Notwithstanding any other provisions set forth herein or in any Option Agreement, no Options may be granted under the Plan subsequent to 10 years from the date this Plan was adopted by the Board. The vesting of all Options may be based on the passage of time. The Committee shall determine the vesting schedule applicable to each Option or group of Options in a schedule, a copy of which shall be filed with the records of the Committee and attached to each Option Agreement to which the same applies. The vesting schedule need not be identical for all Options granted hereunder. The Committee may periodically review the vesting criteria applicable to any Option or Options and, in its sole judgment, may adjust the same to reflect unanticipated major events, including but not limited to catastrophic occurrences, mergers and acquisitions.

Section 8. Exercise of Options. Once vested, and prior to its termination date, an Option may be exercised by the Participant by giving written notice to the Company specifying the whole number of shares of Common Stock to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Committee may approve from time to time, including without limitation and in the sole discretion of the Committee, the assignment and transfer by the Participant to the Company of outstanding shares of Common Stock theretofore held by the Participant in a manner intended to comply with the provisions of Rule l6b-3 under the Exchange Act, if applicable; provided that the purchase price may not be paid by a Participant via any type of “cashless exercise” in which the Company directly, indirectly or effectively purchases shares of Common Stock held by such Participant without the express written consent of the Committee, which may be given or withheld in the Committee’s sole discretion (provided that such shares have been held by such

Participant for such period of time as may be necessary to avoid adverse accounting treatment and are not subject to forfeiture conditions). After giving due consideration of the consequences under Section 16 of the Exchange Act, under the Code and under the Sarbanes-Oxley Act of 2002, the Committee may also authorize the exercise of Options by the delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price of the Option. Once vested, and prior to its termination date, an Option may only be exercised by the Participant or in the event of death of the Participant, by the person or persons (including the deceased Participant’s estate) to whom the deceased Participant’s rights under such Option shall have passed by will or the laws of descent and distribution. Notwithstanding the immediately preceding sentence, in the event of disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, a designee of the Participant (or the legal representative of the Participant if the Participant has no designee) may exercise the Option on behalf of such Participant (provided such Option would have been exercisable by such Participant) until the right to exercise such Option expires, as set forth in such Participant’s particular Option Agreement or this Plan.

Section 9. Issuance of Common Stock. The Company’s obligation to issue its shares of Common Stock upon exercise of an Option is expressly conditioned upon the compliance with any registration or other qualification obligations with respect to such shares of Common Stock under any state and/or federal law or rulings and regulations of any government regulatory body or the rules of any stock exchange or quotation system upon which the Common Stock is listed or quoted. The inability of the Company to obtain from any regulatory body deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares of Common Stock as to which such requisite authority shall not have been obtained.

Section 10. Nontransferability; Notice of Disqualifying Disposition.

An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. Any permitted transferee shall be required prior to any transfer of an Option to execute a written undertaking to be bound by the provisions of the applicable Option Agreement. A Participant must notify the Company if he or she disposes of stock acquired pursuant to the exercise of an Incentive Stock Option issued under the Plan prior to the holding periods required to qualify for long-term capital gains treatment on the disposition.

Section 11. Recapitalization, Reorganization; Merger or Consolidation.

(a) Subject to Section 11(b) hereof, if the outstanding shares of Common Stock of the Company are exchanged for different securities of the Company through a reorganization, recapitalization or reclassification or if the number of outstanding shares is changed through a stock split, reverse stock split or stock dividend, an appropriate adjustment shall be made by the Committee (i) in the number or kind of shares which may be purchased pursuant to the exercise of Options, as provided in Section 5 hereof, and (ii) in the number, exercise price, or kind of securities subject to any outstanding Option granted under the Plan. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustment.

(b) Except as may be determined otherwise by the Committee in its sole and absolute discretion, (i) upon the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) upon any reorganization, merger, consolidation, sale or exchange of securities in which the Company does not survive, (iii) upon any reorganization, merger, consolidation, sale or exchange of securities in which the Company does survive and the beneficial owners of the Company’s outstanding shares of Common Stock immediately prior to such transaction are not the beneficial owners of more than 50% of the Company’s outstanding shares of Common Stock immediately thereafter or (iv) upon any acquisition by any person or group (as defined in Section 13(d) of the Exchange Act) of beneficial ownership of more than 50% of the Company’s then outstanding shares of Common Stock (each of the events described in clauses (i), (ii), (iii) or (iv) is referred to herein as an “Extraordinary Event”), the Plan and each outstanding Option shall terminate. In such event, each Participant shall have the right until 10 days before the effective date of such Extraordinary Event to exercise, in whole or in part, any unexpired Option or Options issued to the Participant, to the extent that said Option is then vested and exercisable pursuant to the provisions of said Option or Options and of Section 7 hereof.

(c) The grant of an Option under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structures, to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets or to take any other corporate action.

Section 12. Substitute Options. If the Company at any time should succeed to the business of another entity through a merger, consolidation, corporate reorganization or exchange, or through the acquisition of stock or assets of such entity or its subsidiaries or otherwise, Options may be granted under the Plan to option holders of such entity or its subsidiaries, in substitution for options to purchase interests in such entity held by them at the time of succession. The Committee, in its sole and absolute discretion, shall determine the extent to which such substitute Options shall be granted (if at all), the person or persons to receive such substitute Options (who need not be all option holders of such entity), the number of Options to be received by each such person, the Option Price of such Option (which may be determined without regard to Section 6 hereof) and the terms and conditions of such substitute Options; provided, however, that the terms of each such substituted Option that is intended to be an Incentive Stock Option shall be in compliance with Section 424(a) of the Code.

Section 13. Option Agreement. Each Option granted under the Plan shall be evidenced by a written option agreement (an “Option Agreement”) executed by the Company and the Participant which (a) shall contain each of the provisions and agreements herein specifically required to be contained therein; (b) shall indicate whether such Option is to be an Incentive Stock Option or a Nonqualified Stock Option, and if an Incentive Stock Option shall contain terms and conditions permitting such Option to qualify for treatment as an Incentive Stock Option under Section 422 of the Code; (c) may contain a right of repurchase in favor of the Company in the event a Participant’s employment or other relationship with the Company and all of its Subsidiaries terminates; and (d) may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

Section 14. Rights as a Stockholder. No Participant (or any legal representative, heir or legatee) shall have any rights as a stockholder with respect to any shares covered by any Option until the date of the issuance of a stock certificate to such person upon the due exercise of such Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.

Section 15. Termination of Options.

(a) Each Option granted under the Plan shall set forth a termination date thereof, in addition to any other termination events set forth in the Plan and in each particular Option Agreement, which, with respect to Nonqualified Stock Options, shall be no later than 10 years from the date such Option is granted and with respect to Incentive Stock Options, if the Participant is a 10-percent stockholder of the Company determined using the constructive ownership rules of Section 424(d) of the Code at the time such Option is granted, the Option shall terminate no later than five years from the date of the grant thereof. An Incentive Stock Option shall contain any termination events required by Section 422 of the Code.

(b) The termination of the employment or other relationship of a Participant as a result of death or disability (within the meaning of Section 22(e)(3) of the Code) shall automatically cause the vesting of any Option then held by the Participant to accelerate in full, and the Option shall thereupon be exercisable with respect to the full number of shares subject to the Option for such periods following termination as may be set forth in the applicable Option Agreement or this Plan.

Section 16. Acceleration of Options. Notwithstanding any provision to the contrary contained in a particular Option Agreement, the Committee, in its sole discretion, at any time, or from time to time, may elect to accelerate the vesting of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final, conclusive and binding. In the event of the acceleration of the exercisability of Options as the result of a decision by the Committee pursuant to this Section 16, each outstanding Option so accelerated shall be exercisable for a period of at least five days from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion; provided that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an Option) may not adversely affect the rights of any Participant without the consent of the Participant so adversely affected. Any outstanding Option which has not been exercised by the holder at the end of such period shall terminate automatically and become null and void.

Section 17. Withholding of Taxes. The Company, or a Subsidiary, as the case may be, may deduct and withhold from the wages, salary, bonus and other income paid by the Company (or such Subsidiary) to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option, or the sale of shares of Common Stock issued to the Participant upon the exercise of an Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company’s (or such Subsidiary’s) concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company (or such Subsidiary) by the Participant of the required withholding tax, as the Committee may determine; provided, however, that, in the sole discretion of the Committee, the Participant may pay such tax by reducing the number of shares of Common Stock issued upon exercise of an Option (for which purpose such shares of Common Stock shall be valued at fair market value as determined by the Committee, which determination shall be final, conclusive and binding). The maximum number of shares that can be withheld will be the number needed to satisfy the applicable tax withholding rules.

Section 18. Effectiveness and Termination of the Plan. The Plan shall be effective on the date on which it is adopted by the Board; provided that it is approved by a majority of the Company’s stockholders, in accordance with the provisions of Section 422 of the Code, within 12 months before or after the date of its adoption by the Board. The Plan shall terminate, in addition to the other termination events set forth in the Plan, at the time when all shares of Common Stock which may be issued hereunder have been so issued; provided, however, that the Board may in its sole discretion terminate the Plan at any other time. Subject to Section 11 hereof, no such termination shall in any way affect any Option then outstanding.

Section 19. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option.

Section 20. Amendment of Plan. The Committee may make such amendments to the Plan and, with the consent of each Participant adversely affected, to the terms and conditions of granted Options, as it shall deem advisable, including without limitation the acceleration of the time at which an Option may be exercised. No amendment shall in any way adversely affect any Option then outstanding without the consent of the Participant so adversely affected. Any amendments to the class of individuals who are entitled to receive Incentive Stock Options or to the maximum number of shares of Common Stock that may be issued under the Plan, except as adjusted pursuant to Section 11 of this Plan, must be approved by holders of a majority of the shares of the Company’s Common Stock.

Section 21. Transfers and Leaves of Absence. For purposes of the Plan, (a) a transfer of a Participant’s employment or consulting relationship, without an intervening period, between the Company and a Subsidiary (or vice versa) or between Subsidiaries shall not be deemed a termination of employment or a termination of a consulting relationship (provided that switching from employee to consultant status will constitute a termination of employment for purposes of an Incentive Stock Option) and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of, or in a consulting relationship with, the Company (or a Subsidiary, whichever is applicable) during such leave of absence except that, for purposes of exercising an Incentive Stock Option, the Participant will be considered to have terminated employment on the 91st day of the leave, unless his or her right to re-employment is guaranteed by statute or contract.

Section 22. No Obligation to Exercise Option. The granting of an Option shall impose no obligation on the Participant to exercise such Option.

Section 23. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Committee shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is not entitled to indemnification under applicable law; provided that within 60 days after institution of any such action, suit or proceeding such Committee member shall in writing offer the Company the opportunity, at the Company’s expense, to handle and defend the same, and such Committee member shall cooperate with and assist the Company in the defense of any such action, suit or proceeding. The Company shall not be obligated to indemnify any Committee member with regard to any settlement of any action, suit or proceeding of which the Company did not consent to in writing prior to such settlement.

Section 24. Governing Law. The Plan and any Option granted pursuant to the Plan shall be construed under and governed by the laws of the State of Delaware without regard to conflict of law provisions thereof.

Section 25. Not an Employment or Consulting Agreement. Nothing contained in the Plan or in any Option Agreement shall confer, intend to confer or imply any rights of employment or any rights to a consulting relationship or rights to continued employment by, or rights to a continued consulting relationship with, the Company or any Subsidiary in favor of any Participant or limit the ability of the Company or any Subsidiary to terminate, with or without cause, in its sole and absolute discretion, the employment of, or consulting relationship with, any Participant, subject to the terms of any written employment or consulting agreement to which a Participant is a party. In addition, nothing contained in the Plan or in any Option Agreement shall preclude any lawful action by the Company or the Board of Directors.

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